Execution Copy

                           SECURITY AGREEMENT NO. 001

         This Security Agreement (the "Security Agreement"), dated as of October 4, 1995 made by and among Lyon Credit Corporation, a corporation organized and existing under the laws of the State of Delaware, with an office address at 1266 East Main Street, Stamford, Connecticut 06902, (together with its successors and assigns, if any, "Secured Party"), American Network Exchange, Inc. ("ANEI"), a corporation organized and existing under the laws of the State of Delaware, and Crescent Public Communications Inc. ("Crescent"), a corporation organized and existing under the laws of the State of New York, each with their address at 101 Park Avenue, New York, New York 10178 (collectively, "Borrower");

                              W I T N E S S E T H :

         1. Grant of Security Interest: To secure payment on each Note made by Borrower in the form attached hereto as Exhibit "A" together with any extensions or renewals thereof, and any amendments or modifications thereto (each, a "Note" and, collectively, the "Notes"), and also to secure any and all other indebtedness, obligation or liability of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including, but not limited to, all future advances or loans which may be made at the option of the Secured Party to or on behalf of Borrower (all the foregoing hereinafter called the "Indebtedness"), Crescent hereby grants and conveys to the Secured Party a first security interest in, and mortgages and collaterally assigns to the Secured Party, (i) each unit of property (such unit, an "Item") described in a Schedule in the form attached hereto as Exhibit "B" (a "Schedule") and each unit of property constituting Replacement Equipment as defined in Section 9 hereof, (ii) each Pay Telephone Location Agreement between Crescent and the owner or lessee of any location on which any Item may be located (such agreement, a "Contract"), and (iii) all products and proceeds of each Item, if any, which Crescent may be entitled to receive, i.e., excluding any and all non-coin revenues but including commissions receivable on non-coin revenues and any coin revenues derived from an Item, all additions, attachments, accessories and accessions thereto and any and all substitutions, replacements or exchanges thereto, and any and all insurance and insurance proceeds thereof, including, but not limited to, every permitted lease or sublease (collectively, "Proceeds and Additions"), howsoever designated, covering all or any part thereof (all or any of the foregoing hereinafter collectively called the "Collateral");

         TO HAVE AND TO HOLD the Collateral with the power and authority and subject to the terms and conditions set forth in this Security Agreement.

         2. Repayment: Borrower will duly and punctually pay the Indebtedness secured by this Security Agreement in accordance with the terms of the Notes and this Security Agreement. Payments of Indebtedness shall be made to Secured Party at its office address stated above, except as otherwise directed by Secured Party, and shall not be prorated for any cause or reason except as herein may be specifically provided. Payments shall be due periodically as specified in the applicable Note, except that in the event any month in which a payment is due does not contain a numbered day equal to such payment day specified, payment shall be made on the last day of such month. If any payment is not made within ten (10) days after its due date, Borrower agrees to pay a late charge of five cents (5(cent)) per dollar on, and in addition to, the amount of such payment, but not exceeding the lawful maximum, if any.

         3. Obligations Absolute: The obligations of Borrower under this Security Agreement shall be absolute and unconditional under all circumstances whatsoever, including, but not limited to, the existence of any claim, set-off, defense, counterclaim or recoupment to any present or future claim of Borrower against Secured Party under this Security Agreement or otherwise, against the manufacturer or seller of any of the Collateral or against any other person or entity for whatever reason. This Security Agreement shall not terminate, nor shall the obligations of Borrower be affected, by reason of any defect in title to, damage to or any loss or destruction of, the Collateral from whatsoever cause, or the interference with the use thereof by any person or entity, or the invalidity or unenforceability or lack of due authorization in respect of this Security Agreement or any lack of right, power or authority of the Secured Party to enter into this Security Agreement, or any failure of Secured Party to perform any obligation of Secured Party or Borrower or any other person or entity under this Security Agreement or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of Secured Party and Borrower that all payments by Borrower shall be, and continue to be, payable in all events unless the obligation to pay the same, shall be terminated pursuant to the express provisions of his Security Agreement.

         4. Representations and Warranties: Borrower represents and warrants as of the date of this Security Agreement that: (a) Borrower is a corporation duly organized and validly existing in good standing under the laws of its state of organization and has the corporate power to enter into and perform its obligations under this Security Agreement, (b) this Security Agreement has been duly authorized, executed and delivered by Borrower and, assuming due authorization, execution and delivery by Secured Party, is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (c) the execution and delivery by Borrower of this Security Agreement is not, and the performance by it of its obligations hereunder will not be, inconsistent with Borrower's articles or certificate of incorporation or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Borrower, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Borrower is a party or by which it is bound, (d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any federal, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Borrower of this Security Agreement, or if any such approval, notice, registration or action is required, it has been duly given or obtained, (e) there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Borrower, which will have a material adverse effect on the ability of Borrower to fulfill its obligations under this Security Agreement, (f) each financial statement and other related information furnished to Secured Party by Amnex, Inc., the parent company of Borrower ("Parent"), has been prepared in accordance with generally accepted accounting principles and, since the date of the most recent financial statement so delivered, there has been no material adverse change (as that term is defined in paragraph 12 (k) below), (g) this Security Agreement shall be effective against all creditors of Borrower under applicable law, including, without limitation, fraudulent conveyance and bulk transfer laws, and (h) the Collateral will at all times be used solely in the conduct of the business of Crescent and be and remain in the possession and control of Crescent.

         5. Liens: Borrower shall keep the Collateral free and clear from all liens, charges, encumbrances and security interests of any kind ("Liens"), except for (i) subject to clause (iv) of this Section 5, the Lien of Secured Party, as provided in this Security Agreement, (ii) Liens for taxes either not yet due or being contested by crescent in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Secured Party, involve any material danger of sale, forfeiture or loss of Collateral or any part thereof or title thereto or interest therein, (iii) inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or other like Liens arising in the ordinary course of business of Crescent and not delinquent and Crescent shall be maintaining adequate reserves therefor and (iv) in the absence of any Event of Default hereunder, any Lien of any third party providing financing to Borrower, provided, that (A) Secured Party retains a perfected first priority security interest in at least 1500 Items of Collateral and (B) each of the Contracts related to such Items has a term which extends at least to the maturity of the Note. Secured Party shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Secured Party's Liens upon full payment and satisfaction of all Indebtedness.

         6. Use and Operation: (a) Borrower shall not assign, sublet, mortgage, hypothecate or modify any of the Collateral or any interest in this Security Agreement, without the prior written consent of Secured Party, except that Crescent shall have the right to modify any Item in the ordinary course of business or for the purposes of compliance with applicable laws, rules and regulations so long as such modification does not decrease the value, utility and remaining useful life of such Item. Any attempt so to assign, sublet, mortgage, hypothecate or modify any Item in violation of the preceding sentence shall be void and without effect. Borrower shall not remove from the specified place of Collateral any Item, except that Borrower may so remove any Item in the ordinary course of business or for purposes of compliance with applicable laws and regulations so long as Secured Party retains a perfected first priority security interest in at least 1500 Items and the related Contracts and each such related Contract has a term which extends at least to the maturity of the Note. Notwithstanding the foregoing, in order to replace an Item, the Borrower may remove an Item from the specified place of such Item irregardless of whether such removal would cause the number of Items in which Secured Party retains a perfected first priority security interest to decline to less than 1500 Items if Borrower immediately replaces such Item in accordance with the provisions set forth in Section 9 hereof.

                  (b) Borrower will not, without the prior written consent of Secured Party, affix or install any accessory, equipment, or device on any Collateral if such addition will materially impair the originally intended function or use of any such Collateral or its value in place. Borrower agrees that each Item of Collateral shall prior to its installation be personal property under applicable law. Borrower agrees to take such reasonable action as shall be required by Secured Party from time to time to protect the rights and interests of Secured Party in each such Item. Borrower will not, without the prior written consent of Secured Party and subject to such conditions as Secured Party may reasonably impose for its protection, affix or install any Item to or in any other personal property except to the extent necessary in the ordinary course of business of Crescent. Secured Party and Crescent agree that each Item of Collateral and every part thereof shall be treated as being severed from any real property and, even if physically attached to any real property, it is the intention of Secured Party and Borrower that such Item (i) shall retain the character of personal property, (ii) shall be removable, (iii) shall be treated as personal property with respect to the rights of all persons and entities,
(iv) shall not become part of any real property, and (v) by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property. Borrower represents that it has not entered into, and agrees that it will not enter into, any agreement or other arrangement, without the consent of Secured Party, which consent shall not be unreasonably withheld, which prohibits or restricts in any manner the right of Secured Party or Crescent to sever Items of Collateral from the real property on which they are located, to sever Items of Collateral from any other equipment or personal property to which such Items are attached or to remove Items of Collateral from the place where they are then located except as may be required by applicable laws and regulations.

          7. Maintenance and Service: (a) Items of Collateral shall be used only in the manner for which they were designed and intended and Crescent will at its sole expense at all times maintain each Item in good operating order, repair, condition and appearance and keep each Item protected from the elements, ordinary wear and tear excepted. Crescent shall, if at any time requested to do so by Secured Party, affix in a prominent position on each Item of Collateral plates, tags or other identifying labels showing the interest of Secured Party in the Collateral. Crescent will, at all times, operate and maintain each Item of Collateral in accordance with (i) the standards applied by Crescent with respect to similar equipment owned or leased by it and (ii) prudent operating and maintenance standards and manufacturer's requirements. Borrower will not use or operate any Item of Collateral in violation of applicable laws and regulations (including all applicable environmental and occupational safety laws) except as shall not have a material adverse effect on such Item or on Borrower.

                   (b) Any alterations or modifications with respect to Collateral that may at any time prior to full repayment of the Indebtedness secured hereby be required to comply with any applicable law or any governmental rule or regulation shall be made by Crescent as required and at the sole expense of Crescent.

         8. Reports: (i) Borrower agrees that Secured Party shall not be responsible for any loss or damage to Borrower, its customers or any other third parties caused by the Collateral, any failure thereof or defect therein, or otherwise. Nevertheless, Borrower will immediately notify Secured Party of each personal injury or property damage to property other than the Items, if any, valued by Crescent to be in excess of $25,000 arising out of any alleged or apparent improper manufacturing, functioning or operation of any Item, the time, place and nature of the injury and damage, the names and addresses of parties involved, persons injured, witnesses and owners of property damaged, and such other information as may be known, and promptly advise Secured Party of all correspondence, papers, notices and documents whatsoever received by Borrower in connection with any claim or demand involving or relating to improper manufacturing, operation or functioning of any Item or charging Secured Party with liability therefor; (ii) Borrower will notify Secured Party in writing within ten (10) days after it has knowledge of the attachment of any Lien to any Collateral which lien is not expressly permitted hereby of the full particulars thereof and of the then location of such Collateral on such day; (iii) Borrower will notify Secured Party on a quarterly basis in writing of the location of any Collateral moved by Borrower from the location specified in this Security Agreement or any subsequent agreement executed by the parties during the three months preceeding such report and Borrower shall notify Secured Party in writing 45 days prior to any change of its place or places of business and/or residence and/or name ; (iv) Borrower will within the later of ninety (90) days of the close of each of its fiscal years or five (5) business days after the date such information which is required to be filed with the Securities and Exchange Commission ("SEC") is actually filed therewith, deliver, or cause to be delivered, to Secured Party Parent's consolidated balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles and, to the extent available, certified to by a recognized firm of certified public accountants. Borrower will deliver, or cause to be delivered, to Secured Party, within the later of sixty (60) days of the close of each of its fiscal quarters or five business days after the date such information which is required to be filed with the SEC is actually filed therewith, Parent's quarterly consolidated financial report (which shall be in reasonable detail) prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer of Parent or other permitted officer; (v) Crescent will permit Secured Party to inspect and examine Collateral at such times and from time to time during normal business hours as Secured Party may wish (and at such other times as may be mutually agreeable) and upon reasonable prior notice, provided, that such examination and inspection shall not unreasonably interfere with Crescent's normal business operations; and (vi) Crescent will provide or arrange to be provided to Secured Party (A) call activity and commission reports with regard to the Items of Collateral no later than the 20th day of each month and (B) revenue reports with respect to coin revenue from Items of Collateral no later than the 15th day of each month.

         9. Risk of Loss: (a) Crescent is solely responsible for the entire risk of use and operation, and for each and every cause or hazard, and all loss and damage to any and all Items whether arising through operation or otherwise. In the event of damage to any Item of Collateral, Crescent, at its cost and expense, shall promptly repair or cause to be repaired such Item, restoring it to its previous condition or the condition in which it was required to be, assuming Crescent had met all its obligations for maintenance of the Collateral. Upon the occurrence of an Event of Loss (defined below) with respect to any Item, Crescent shall, if such Event of Loss will result in there being less than 1500 Items of Collateral subject to this Security Agreement, replace the Item of Collateral in respect of which such Event of Loss has occurred as provided in paragraph (c) of this Section 9. The Borrower may only replace an Item of Collateral with equipment that performs the same function as the Item of Collateral with respect to which the Event of Loss has occurred, such replacement equipment to be free and clear of all Liens (excepting those expressly agreed to by Secured Party), and to have a fair market value, condition, remaining useful life and utility at least equal to the Items so replaced (assuming such Item was in the condition and repair required by the terms hereof) ("Replacement Equipment"). Provided Borrower is not in breach or default of this Security Agreement, any proceeds of insurance received by Secured Party with respect to any such loss shall be paid to Crescent to the extent necessary to reimburse Crescent for costs incurred and paid by Crescent in repairing damaged Equipment or as a credit against total amount payable by Borrower with respect to the Collateral involved, as the case may be, all as provided in this Security Agreement.

                  (b) For the purposes hereof, "Event of Loss" shall mean, with respect to any Item of Collateral, if such Item is (i) destroyed, condemned, irreparably damaged or damaged beyond economic repair, (ii) requisitioned for use by a governmental entity for an indefinite period or stated period extending beyond a period in excess of ninety (90) consecutive days or the final installment payment date stated on the applicable Note, whichever is earlier,
(iii) the subject of an insurance settlement with respect to such Item of Collateral on the basis of a constructive total loss, (iv) stolen or lost and not recovered within thirty (30) days, (v) the subject of a condemnation or requisition of title by a governmental entity, or (vi) prohibited by applicable law from being used by Borrower for a period of ninety (90) consecutive days or the final installment payment date on the applicable Note, whichever is earlier.

                  (c) The Borrower's right to replace any Item of Collateral as provided in paragraph (a) above and Section 6(a) hereof shall be subject to the fulfillment, at the Borrower's sole cost and expense, of the following conditions precedent:

                           (A)  on the date of such replacement the following
documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall have been delivered to the Secured Party:

                                    (1)  a Schedule covering the Replacement
Equipment and any location agreement related thereto ("Replacement Contract");

                                    (2)  evidence of the making of such Uniform
Commercial Code financing statements and fixture filings covering the security interests created by this Security Agreement as are deemed necessary or desirable by counsel for the Secured Party to protect the security interest of the Secured Party in the Replacement Equipment and such related Contract or Replacement Contract;

                           (B)  on such replacement date, the Secured Party
shall receive a valid, first priority security interest in the Replacement Equipment and such Contract or Replacement Contract free and clear of Liens (excepting those expressly agreed to by Secured Party);

                           (C)  the Secured Party shall have received evidence
reasonably satisfactory to it with respect to the Replacement Equipment, its function, fair market value, condition, utility and remaining useful life.

         10. Insurance: (a) Crescent, at its own cost and expense shall obtain, maintain and shall keep the Items insured against all risks of loss or damage from every cause whatsoever (other than vandalism or malicious mischief) in an amount not less than the greater of actual cash value or the aggregate amount of all unpaid Indebtedness as at any time, with such reasonable deductibles and co-insurance (as are consistent with industry standards or as Secured Party may approve in writing). Secured Party agrees that Crescent may self-insure against such casualty risks for any Item of Collateral. Crescent shall also obtain and maintain, until repayment in full of the Indebtedness, public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use or operation of the Items in an amount of at least $1,000,000 with respect to each separate Schedule hereto, or in such greater amounts as Secured Party may from time to time require. If not self-insured, Secured Party shall be the sole named loss-payee with respect to damage or loss to the Items and shall be a named additional insured on the public liability insurance. All insurance shall be with insurers and in form satisfactory to Secured Party; shall provide for at least thirty (30) days advance written notice to Secured Party before any cancellation or material modification thereof (or ten (10) days advance written notice for cancellation for nonpayment of premium); shall waive any claim for premium against Secured Party; and shall not be invalidated or the insurers liability to or for or on behalf of Secured Party be diminished or affected by any breach of warranty or representation or other act or omission of the Borrower. Crescent shall deliver to Secured Party the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Secured Party evidencing the insurance required hereby along with proof satisfactory to Secured Party of the payment of the premium therefor. Secured Party may, at its option, apply proceeds of insurance, in whole or in part, to
(A) repair or replace any Item or any portion thereof, or (B) satisfy any obligation of Borrower to Secured Party hereunder, provided that in the absence of any Event of Default, ten (10) business days' prior written notice is given to Crescent.

                  (b) Secured Party is authorized, but under no duty, to obtain such insurance upon failure of Crescent to do so. In obtaining such insurance, Secured Party agrees to use reasonable efforts to maintain the cost of the premiums for such insurance to reasonable amounts. Crescent shall give immediate written notice to the Secured Party of loss or damage to the Items reasonably estimated by Crescent to be in excess of $1,500 per Item. Crescent hereby irrevocably appoints the Secured Party as attorney-in-fact, coupled with an interest, for Crescent in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Indebtedness.

         11. Indemnification: Borrower hereby agrees to indemnify, save and keep harmless Secured Party, its agents, employees, successors and assigns, from and against any and all losses, damages (including indirect, special or consequential), penalties, injuries, claims, actions and suits including, without limitation, legal expenses, of whatsoever kind and nature, in contract or tort, including, but in no way limited to, Secured Party's strict liability in tort, unless and except to the extent Secured Party's gross negligence or willful misconduct is the proximate cause of any such loss, damage, penalty, injury, claim, action or suit, and Borrower shall at its own expense defend any and all such actions, arising out of the selection, modification, purchase, ownership, acceptance or rejection of any of the Collateral and the delivery, possession, maintenance, use, condition (including, without limitation, latent and other defects, whether or not discoverable by Secured Party or Borrower, and any claim for patent, trademark or copyright infringement), or operation of any Item of Collateral by whomsoever used or operated or arising out of or resulting from the condition of any Item of Collateral sold or disposed of after use by Borrower, any lessee, sublessee or employee of Borrower. The indemnities and assumptions of liability herein provided for shall continue in full force and effect notwithstanding the termination of this Security Agreement whether by expiration of time, operation or law or otherwise. BORROWER AGREES THAT SECURED PARTY SHALL NOT BE LIABLE TO BORROWER FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF ANY ITEM OF COLLATERAL FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE SOLE RISK AND RESPONSIBILITY OF BORROWER.

         12. Default; Remedies: If any of the following (herein an "Event of Default") shall occur: (a) Borrower shall default in the payment of Indebtedness to Secured Party or in making any other payment hereunder or under any Note when due, and such default shall continue for a period of ten (10) days after written notice thereof to Borrower from Secured Party without its cure by Borrower, or
(b) Borrower shall default in the payment when due of any obligations of Borrower (A) equal to or greater than $50,000, whether or not to Secured Party, arising independently of this Security Agreement or any Note, and such default shall continue for a period of ten (10) days after written notice thereof to Borrower from Secured Party after any applicable cure period set forth in the document creating such obligation without its cure by Borrower or (B) which default would permit the acceleration of such obligation, or (c) Borrower shall default in the performance of any other material covenant contained herein other than those referred to in clause (d) herein (including any Schedule hereto), any Certificate in respect hereof or any Note or any other document entered into in connection with this Security Agreement and such default shall continue for ten
(10) days after written notice thereof to Borrower by Secured Party, or (d) Crescent shall breach any of its material insurance obligations under paragraph 10 hereof, or (e) any representation or warranty made by Borrower in this Security Agreement or any other documents entered into in connection with this Security Agreement shall prove to be incorrect in any material respect when any such representation or warranty was made or given, or (f) Crescent, ANEI or Parent shall become insolvent or make an assignment for the benefit of creditors, or (g) Crescent, ANEI or Parent shall apply for or consent to the appointment of a receiver, trustee or liquidator for a substantial part of its property or such receiver, trustee or liquidator is appointed without the application or consent of Crescent, ANEI or Parent, or (h) a petition shall be filed by or against Crescent, ANEI or Parent under the federal bankruptcy laws (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or law providing for the relief of debtors, or (i) there is, without the prior consent of Secured Party which consent shall not be unreasonably withheld, a change in control (defined to be a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Borrower, whether through the ownership of voting securities, by contract or otherwise but not to include a change in the composition of the boards of directors of Borrower), or (j) there is a material adverse change (defined to be a decrease of at least one-third (1/3) of net worth, as determined in accordance with generally accepted accounting principles) in Parent's financial condition; then, to the extent permitted by applicable law, Secured Party shall have the right to exercise any one or more of the following remedies one or more times: (A) declare this Security Agreement in default, such declaration being applicable to all Schedules hereunder except as specifically excepted by Secured Party; (B) declare the entire amount of unpaid total Indebtedness immediately due and payable; (C) declare due and payable the amount of any indemnification hereunder if then determinable, with interest as provided herein; (D) upon notice to any lessees or sublessees permitted pursuant to paragraph 6(a), to obtain and retain all rentals thereafter due, paid and/or payable; (E) without demand or legal process to enter into any premises where the Collateral may be found and take possession of and remove the same, whereupon all rights of Borrower in the Collateral shall terminate absolutely, and either (i) retain all prior payments of Indebtedness and sell the Collateral at public or private sale, with or without notice to Borrower, with or without having the Collateral at the sale, at which sale Secured Party may purchase all or any of the Collateral, the proceeds of such sale, less expenses of retaking, storage, repairing and reselling, and reasonable attorneys' fees incurred by Secured Party, to be applied to the payment of the unpaid total Indebtedness, Borrower remaining liable for the balance of said unpaid total Indebtedness, and any surplus thereafter remaining to be for the account of Borrower (except as otherwise provided under applicable law) or (ii) retain the Collateral and all prior payments of Indebtedness, in satisfaction of the remaining unpaid Indebtedness in accordance with Section 9-505(2) of the Uniform Commercial Code as in effect in the State of New York; (F) pursue any other remedy then available to Secured Party at law or in equity. Borrower hereby covenants and agrees to notify Secured Party immediately of the occurrence of any Event of Default specified in this paragraph 12 and promptly after such occurrence provide Secured Party with a means of access to the coin boxes of pay telephones which constitute Items of Collateral.

         13. Remedies Cumulative: Time of performance of Borrower's obligations hereunder is of the essence. All remedies of Secured Party hereunder are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy to the exclusion of any other remedy or to preclude the exercise of any other remedy at any other time. Failure on the part of the Secured Party to exercise, or delay in exercising, any right or remedy hereunder or Secured Party's failure at any time to restrict performance by Borrower of any of the provisions hereof shall not operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

         14. Assignment: Borrower acknowledges, understands and agrees that Secured Party may assign this Security Agreement, any Schedule or Certificate or any Note to any bank or any other lending institution or any other person, organization or agency upon ten (10) days' prior written notice to Borrower, and Borrower shall (a) recognize any such assignment, (b) accept the lawful demands of such assignee, (c) surrender assigned Collateral only to such assignee, (d) pay all Indebtedness payable hereunder and do any and all things required of Borrower hereunder, notwithstanding any default of the Secured Party or the existence of any claim, defense or offset between Borrower and Secured Party, and (e) not require any assignee of the Security Agreement to perform any duty, covenant or condition required to be performed by Secured Party under the terms of this Security Agreement provided that Secured Party shall remain liable for such performance. The obligations of Borrower shall not be subject, as against any such assignee or transferee, to any defense, set-off or counterclaim available to Borrower against Secured Party and any such defense, set-off or counterclaim may be asserted only against Secured Party.

         15. Filings: Borrower agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, or notifying of the interest of Secured Party upon request of, and as reasonably determined by, Secured Party. Borrower hereby specifically authorizes Secured Party to file financing statements not signed by Borrower or to execute same for and on behalf of Borrower as Borrower's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. A carbon, photographic or other reproduction of the Security Agreement or a financing statement shall be sufficient as a financing statement for filing purposes.

         16. Notes: (a) Upon ten (10) days' prior written notice by Secured Party to Borrower that Secured Party intends to transfer any Note, Borrower shall, in exchange for the Note to be transferred, promptly execute a new note in the amount of the exchanged Note, naming the transferee as payee thereunder, and deliver the same to such transferee, provided, that Secured Party simultaneously surrenders the old Note to Crescent or ANEI.

                  (b) If any Note shall become mutilated or shall be destroyed, lost or stolen, Borrower shall, upon the written request of payee under such Note, execute and deliver in replacement thereof, the new Note payable in the same amount and dated the same date as the Note so mutilated, destroyed, lost or stolen, provided, that such payee delivers to Crescent or ANEI simultaneously therewith, the mutilated Note or a signed affidavit in form reasonably satisfactory to Crescent or ANEI stating that such Note was destroyed, lost or stolen.

         17.  Borrower's Representations and Covenants Regarding Collateral.
The Borrower represents, warrants, and covenants to the Secured Party as
follows:   (i) Crescent is the sole and lawful owner of all of the Collateral, with good title thereto free of all Liens except for the rights of the Secured Party as provided in this Security Agreement; (ii) Crescent has the power and authority to, and does hereby convey to the Secured Party, a valid and perfected first priority security interest in all of the Collateral as security for the prompt and full payment of all of the Indebtedness; (iii) none of the Collateral, nor any interest therein, has been previously transferred, conveyed, assigned, or pledged by the Borrower in any manner that would result in impairment of the Secured Party's first priority security interest in the Collateral granted to the Secured Party pursuant hereto; (iv) the Note, this Security Agreement, each Schedule, and the Contracts, create legal, valid, and binding obligations of the respective parties thereto, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforceability generally of the rights of creditors or lessors; (v) except as otherwise provided in Section 5 hereof, Crescent shall not assign any of its rights to the Collateral, or grant a security interest in or lien upon any thereof, to any person other than the Secured Party without the Secured Party's prior written consent; (vi) Borrower shall execute such financing statements, continuation financing statements, and assignment financing statements in connection herewith as the Secured Party may reasonably request concurrently with the delivery of the Security Agreement, and at any time or times thereafter; (vii) Borrower shall not amend or modify any provision of any Contract if such amendment or modification would have a material adverse effect on Lender's rights as granted herein or on Lender's first priority security interest therein without the prior written consent of the Secured Party (viii) each of the Contracts is, by its terms, assignable by Crescent (except as prohibited by applicable laws and regulations), and no Contract provides for any claim (other than a claim for nonpayment of commissions due thereunder) or lien by the owner of the premises on which any
Item is located on any such Item, and each Contract (other than 2 of the Contracts) allows Crescent to remove the Collateral from the premises whenever Crescent or its assigns feels it is necessary to do so to prevent the deterioration of the value of the Collateral without liability or accountability to such owner; (ix) if Crescent shall replace any item of Equipment pursuant to
Section 9 hereof, Borrower agrees that the Contract related to such Replacement Equipment shall automatically, without further action by Borrower or Secured Party, be assigned to Secured Party; (x) the related Contracts for at least 1500 of the Items have terms, including automatic renewals thereof, of at least forty-eight (48) months from the date hereof; (xi) Crescent shall promptly notify Secured Party if any Contract is terminated or is not renewed at any time the Note secured by such Contract is outstanding;(xii) each Item of Collateral which is a pay telephone contains an Elcotel number 4 or 5 board and constitutes a "smart phone" as such term is currently used in the telecommunications industry; and (xiii) the Collateral is and shall remain personal property notwithstanding the manner in which it is, may be or become affixed to, any premises, and title thereto shall remain at all times in Crescent, its legal representatives, successors, agents or permitted assigns.

         18. No Assumption of Obligations. By virtue of the collateral assignment under this Security Agreement, the Secured Party will not be deemed to have assumed (or to have agreed to perform) any of the obligations, or to be subject to any liabilities, of the Borrower under any Contract. This Security Agreement will not relieve the Borrower from any of the obligations or liabilities of the Borrower under each Contract.

         19. Power of Attorney. Borrower hereby names and appoints the Secured Party as Crescent's true and lawful attorney-in-fact for the following purposes (all of which the Secured Party may undertake, at any time an Event of Default has occurred and is continuing in Crescent's name or in the Secured Party's name, without further consent of or notice to Crescent and without affecting or impairing the obligations of Crescent hereunder): (i) to sign Crescent's name and otherwise endorse all checks, notes, drafts, and other receipts or remittances received or given with respect to any obligations owing by or to Crescent under any Contract and under the agreement with the B&C Agent (as defined in Section 20 hereof) (collectively, the "Contract Obligations"); (ii) renew, extend, modify, perform, release or discharge any Contract Obligation; (iii) accept full or partial payments with respect to any of the Contract Obligations; (iv) accept new or additional documents, instruments or agreements relating to, or in substitution of, the Contract Obligations; (v) settle, release (by operation of law or otherwise), compound, compromise, collect, or liquidate any of the Contract Obligations and all security therefor (including, but not limited to, the Collateral); (vi) consent to the transfer, release, or return of security, and take and hold additional or substitute security for the Contract Obligations;
(vii) amend, modify, exchange, release or waive any security or guarantee for any of the Contract Obligations; and (viii) bid and purchase at any sale, foreclosure or other disposition of any of the Contract Obligations or any of the security therefor.

         20. Operator Service Revenues. ANEI acknowledges that it has entered into a contractual arrangement with OAN Services, Inc. (the "B&C Agent"), pursuant to which the B&C Agent is obligated to forward to ANEI on a regular basis certain monies in respect of long distance operator-assisted calls which are generated by each Item of Collateral which is a pay telephone and actually billed and collected by the B&C Agent (the "Crescent-Derived OS Revenue"). ANEI represents and warrants that it has directed the B&C Agent, pursuant to a letter of direction substantially in the form of Exhibit C hereto, to forward the Crescent-Derived OS Revenue directly to an account specified by the Secured Party. Pursuant to the terms of a lockbox agreement with a collection agent, the Secured Party agrees that, after deducting from such Crescent-Derived OS Revenue the amount necessary to satisfy the monthly debt service on the Note, the remainder shall be available to the Borrower.

         21. Release of Collateral. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed that in the event that Borrower shall obtain financing from a third party, Secured Party shall, in the absence of any Event of Default hereunder, release its security interest in up to 386 Items, the Contracts with respect to such Items and all Proceeds and Additions of such Items provided, that (i) Secured Party receives at least 30 days' prior written notice of such proposed release, (ii) Secured Party retains a perfected first priority security interest in at least 1500 Items which have related Contracts with terms which extend at least to the maturity of the Note and (iii) Secured Party receives an executed copy of the commitment for such financing. If the foregoing conditions are met, Secured Party agrees to promptly execute and deliver, at Borrower's sole cost and expense, one or more UCC-3 financing statements and such other documents and instruments as are reasonably necessary to effectuate such release.

         22. Miscellaneous: (a) In case of failure of Borrower to comply with any provision of this Security Agreement, Secured Party shall have the right, but shall not be obligated, to effect such compliance in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party in effecting such compliance (including but not limited to, attorneys' fees and costs incurred in attempting to effect compliance against Borrower and/or others) shall constitute additional Indebtedness hereby secured due to Secured Party ten (10) days after the date Secured Party sends notice to Crescent or ANEI requesting payment. Secured Party's effecting such compliance shall not be waiver of Borrower's default. Interest on any payments made by Secured Party hereunder on amounts due after Secured Party declares default under paragraph 12 and interest on any overdue payment under paragraph 11 shall be at the default rate prescribed in the Note, (or, if there is more than one Note, at the highest among the default rates prescribed in such Notes), but not to exceed the maximum lawful rate. Any provisions in this Security Agreement, any Schedule hereto or Certificate in respect hereof which are in conflict with any statute, law or rule applicable shall be deemed omitted, modified or altered to conform thereto.

                  (b) If any provision of this Security Agreement shall contravene or be invalid under applicable law or regulation (including federal law and regulation), such contravention or invalidity shall not affect the entire Security Agreement, the provisions held to be invalid to be deemed deleted or modified and the Security Agreement interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

                  (c) Secured Party may give notice to Borrower or make a request of Borrower by depositing such notice or request in the U.S. mail, first class postage prepaid, addressed to the Borrower at its address above, an address furnished by Borrower to Secured Party or at the option of Borrower, at the principal place of business of Crescent (7 Mayflower Place, Floral Park, NY 11101) or the principal place of business of ANEI (100 West Lucerne Circle, Suite 100, Orlando, FL 32801). All notices required to be given by Borrower hereunder shall be deemed adequately given if sent by registered or certified mail or by overnight delivery service to Secured Party at the address of Secured Party stated herein, or at such other place as Secured Party may designate to Borrower in writing.

                  (d) This Security Agreement, any addendum hereto attached and signed by Secured Party and Borrower, any Schedule hereto and any Certificate in respect hereof, constitute the entire agreement of the parties with respect to the subject matter hereof. THIS SECURITY AGREEMENT, ANY VARIATION OR MODIFICATION OF THIS SECURITY AGREEMENT, ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS AND ALL SCHEDULES SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF SECURED PARTY.

                  (e) BORROWER WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO.

                  (f) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

                  (g) BORROWER SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK, NEW YORK AND APPELLATE COURTS FROM ANY THEREOF; CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND AGREES THAT SERVICE MAY BE MADE ON BORROWER IN ANY SUCH PROCEEDING BY DELIVERING A COPY OF PROCESS TO BORROWER AT BORROWER'S ABOVE ADDRESS, SUCH SERVICE TO BE EFFECTIVE UPON RECEIPT.

                  (h) With respect to the Borrower, all words used herein in the singular shall be deemed to have been used in the plural; "Borrower" shall mean each and any one or more of them.

                  IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                        CRESCENT PUBLIC COMMUNICATIONS
                                        Inc., as Borrower


                                        By:   /s/   Kenneth Baritz
                                             Name:  Kenneth Baritz
                                             Title:  Chairman


                                        ATTEST: /s/   Renee A. Brander
                                              Name: Renee A. Brandner
                                              Title:  Secretary


                                        AMERICAN NETWORK EXCHANGE, Inc.


                                        By:   /s/   Kenneth Baritz
                                             Name:  Kenneth Baritz
                                             Title:  Chairman


                                        ATTEST: /s/    Amy S. Gross
                                              Name: Amy S. Gross
                                              Title:  Secretary


LYON CREDIT CORPORATION,
as Secured Party

By:/s/ F. S. Snipes
     Name:
     Title:

                      SCHEDULE NO. 1 TO SECURITY AGREEMENT


Description of Collateral:  See Schedule A hereto.

Collateral currently located at:  The locations set forth on Schedule A hereto

         Reference is made to that certain Security Agreement No. 001, dated as of October 4, 1995 (as it may be modified or amended, now or hereafter, called the "Security Agreement") between Lyon Credit Corporation ("Secured Party"), American Network Exchange, Inc. and Crescent Public Communications Inc. (collectively, "Borrower" ).

         All of the terms and provisions of the Security Agreement are hereby incorporated by reference into and made part of this Schedule to the same extent as if fully set forth herein. Borrower and Secured Party hereby agree to be bound by the terms and provisions, and hereby make, as if made as of the date hereof, the representations and warranties contained in the Security Agreement as each relates to the Collateral described above.

         IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the 4th day of October, 1995.

AMERICAN NETWORK EXCHANGE, INC.,            CRESCENT PUBLIC COMMUNICATIONS
   as Borrower                              INC., as Borrower

By:  /s/   Kenneth Baritz                   By:  /s/  Kenneth Baritz
Name: Kennth Baritz                         Name:  Kenneth Baritz
Title:  Chairman                            Title:  Chairman

Attest: /s/  Amy S. Gross                   By: /s/ Renee A. Brandner
Name:  Amy S. Gross                         Name:  Renee A. Brandner
Title  Secretary                            Title:  Secretary

LYON CREDIT CORPORATION,
         as Secured Party

By:/s/   F. S. Snipes
Name:
Title:

                                            AMERICAN NETWORK EXCHANGE, Inc.

                                            By:
                                            Name:
                                            Title:

LYON CREDIT CORPORATION,
         as Secured Party

By:/s/
Name:
Title:

                                 Exhibit "B" to

                             Security Agreement No.

                     SCHEDULE NO. ___ TO SECURITY AGREEMENT

Description of Collateral:  Installed Pay Telephones

Collateral be located at:  see attached

         Reference is made to that certain Security Agreement No. ___, dated as of ______, 19__ (as it may be modified or amended, now or hereafter, called the "Security Agreement") between Lyon Credit Corporation ("Secured Party"), Crescent Public Communications Inc. and American Network Exchange, Inc. (collectively, "Borrower").

         All of the terms and provisions of the Security Agreement are hereby incorporated by reference into and made part of this Schedule to the same extent as if fully set forth herein. Borrower and Secured Party hereby agree to be bound by the terms and provisions, and hereby make, as if made as of the date hereof, the representations and warranties applicable to each Borrower contained in the Security Agreement as each relates to the Collateral described below.

         IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the ___ day of ____, 19__.


                                        CRESCENT PUBLIC COMMUNICATIONS
                                        Inc., as Borrower


                                        By:
                                        Name:
                                        Title:


                                        ATTEST:
                                        Name:
                                        Title: